U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 7, 2006


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                       33-58972                    22-2800078
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(State of Incorporation)        Commission File No.            (IRS Employer
                                                             Identification No.)



2707 South Cooper St.  Suite 119   Arlington, TX                    76015
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   817   )      303       -      7449
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                     (Registrant's former name and address)

Item 4.01 Change in Registrant's Certifying Accountant.


     On May 31, 2006 Urban Television Network Corporation (the "Registrant") was informed that the Registrant's independent auditors, Comiskey & Company, P.C., which had audited the Registrant's financial statements for the last four fiscal years ended September 30, 2002, 2003, 2004 and 2005, respectively, had resigned as the independent auditors for the Registrant effective that date.


     None of Comiskey & Company, P.C.'s reports on the Registrant's financial statements for any of the Registrant's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the resignation of Comiskey & Company, P.C., there were no disagreements with Comiskey & Company, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Comiskey & Company, P.C., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Registrant's two most recent fiscal years.

     The former accountant's reason for resigning was that their firm is reducing the number of Public Company clients for whom they provide audit services.

     The Board of Directors has not yet approved the appointment of new auditors.

     The Company has provided Comiskey & Company P.C. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Comiskey & Company, P.C. furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the letter from Comiskey & Company, P.C. to the SEC.


Section 9.  Financial Statements and Exhibits

(b)  Exhibits

     16.1 Letter from Comiskey & Company, P.C. to the SEC.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Urban Television Network Corporation
Dated: June 7, 2006
                                             /s/ Randy Moseley
                                            ------------------------------------
                                            By: Randy Moseley
                                            Title: Chief Financial Officer